Exhibit 99.3

Rural Cellular Corporation Network And License Update October 14, 2003

RCC's Midwest Cellular Region Before License Additions

RCC's Midwest Region "Cellular" After Unbuilt PCS License Additions

RCC's Northwest Region Before Property Exchange

RCC's Northwest Region With Unbuilt PCS License Additions And Without Oregon-4

RCC's South Region Before Property Exchange

RCC's South Region With Additional Networks

RCC's South Region With Additional Networks And Unbuilt PCS Licenses

Licenses Received From The Exchange

Rural Cellular Corporation
Network And License Update

RURAL CELLULAR CORPORATION

October 14, 2003

RCC's Midwest Cellular Region Before License Additions



MN 1 - Kittson
MN 3 - Koochiching
MN 2 - Lake of the Woods
MN 6 - Hubbard
MN 5 - Wilkin
St Cloud
SD 4 - Marshall

RCC's Midwest Cellular Region After Unbuilt PCS License Additions



MN 1 - Kittson
MN 3 - Koochiching
MN 2 - Lake of the Woods
MN 6 - Hubbard
MN 5 - Wilkin
St Cloud
SD 4 - Marshall

RCC's Northwest Region Before Property Exchange


WA 2 - Okanogan
WA 3 - Ferry
WA 8 - Whitman
OR 4 - Lincoln
OR 3 - Umatilla
OR 6 - Crook

RCC's Northwest Region With Unbuilt PCS License Additions And Without Oregon-4



WA 3 - Ferry
WA 2 - Okanogan
WA 8 - Whitman
OR 3 - Umatilla
OR 6 - Crook

RCC's South Region Before Property Exchange


MS 1 - Tunica
MS 4 - Yalobusha
MS 3 - Bolivar
AL 5 - Cleburne
AL 3 - Lamar
AL 4 - Bibb
AL 7 - Butler

RCC's South Region With Additional Networks


MS 1 - Tunica
MS 4 - Yalobusha
MS 3 - Bolivar
AL 3 - Lamar
AL 4 - Bibb
AL 5 - Cleburne
AL 7 - Butler

RCC's South Region With Additional Networks And Unbuilt PCS Licenses


MS 1 - Tunica
MS 4 - Yalobusha
MS 3 - Bolivar
AL 5 - Cleburne
AL 3 - Lamar
AL 4 - Bibb
Columbus, GA
AL 7 - Butler
Albany-Tifton, GA

Licenses Received In The Exchange

	MHz	Block	Total POPs	Incremental POPs
Service Areas - "Built-Out"				
South Region				
Dothan, AL BTA	25 MHz PCS	F & C2	224,700	155,400
Tupelo, MS BTA	30 MHz PCS	C	326,000	253,900
Columbus-Starkville, MS BTA	30 MHz PCS	B4/5 & E	151,600	136,100
Montgomery, AL BTA (Pike County Only)	10 MHz PCS	C3	29,600	-
Total Built-Out			731,900	545,400
Services Areas - "Not Built-Out"				
Midwest Region				
Duluth, MN	10 MHz PCS	D	414,700	64,000
Fargo, ND	10 MHz PCS	F	316,600	81,100
Grand Forks, ND	10 MHz PCS	E	194,000	49,600
			925,300	194,700
Northwest Region				
Baker & Malheur counties, OR	10 MHz PCS	D	47,800	-
Bend OR	10 MHz PCS	C5	165,000	19,800
Portland, OR (Grant, Wheeler & Harney	10 MHz PCS	D	16,400	1,500
Walla Walla, WA	10 MHz PCS	F	176,600	13,400
			405,800	34,700
South Region				
Opelika, AL	10 MHz PCS	F	154,400	118,100
Albany, GA	10 MHz PCS	A5	359,000	359,000
Columbus, GA	10 MHz PCS	A5	365,900	365,900
Meridian, MS	10 MHz PCS	B5	208,200	178,400
			1,087,500	1,021,400
Total Not Built-Out			2,418,600	1,250,800